UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2011
VENTAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10989	61-1055020

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 S. Wacker Drive, Suite 4800, Chicago, Illinois	60606

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (877) 483-6827
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
Not applicable.
(b) Pro Forma Financial Information.
Not applicable.
(c) Shell Company Transactions.
Not applicable.
(d) Exhibits:

Exhibit Number	Description
1.1	Underwriting Agreement dated January 31, 2011 among Ventas, Inc., Ventas Realty, Limited Partnership and UBS Securities LLC.

5.1	Opinion of Willkie Farr & Gallagher LLP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.
Date: February 3, 2011	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement dated January 31, 2011 among Ventas, Inc., Ventas Realty, Limited Partnership and UBS Securities LLC.

5.1	Opinion of Willkie Farr & Gallagher LLP.